                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY


                                SECOND AMENDMENT

     This SECOND AMENDMENT (this "Agreement"), dated as of June 28, 2002, is entered into by and among R.J. TOWER CORPORATION, a Michigan corporation (the "Company"), TOWER AUTOMOTIVE EUROPE B.V., a corporation, organized under the laws of the Netherlands (the "Dutch Parent"), TOWER AUTOMOTIVE FINANCE B.V, a corporation organized under the laws of the Netherlands (the "Finance Subsidiary" and, collectively, with the Company and the Dutch Parent, the "Borrowers"), the parties named as Guarantors on the signature pages hereto (collectively, the "Guarantors"), the several financial institutions from time to time party to this Agreement (collectively, the "Lenders"; individually, a "Lender"), BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as syndication agent, and The Bank of Nova Scotia, Comerica Bank, U.S. Bank National Association and Bank One, Michigan, as co-agents. Terms used herein and not otherwise defined herein shall have the same meanings as specified in the Credit Agreement (as defined below).

                                    RECITALS:

     A. The Borrowers, the Lenders and the Administrative Agent have heretofore entered into that Credit Agreement dated as of July 25, 2000 (as heretofore and hereafter amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

     B. The Borrowers wish, and the Lenders signatory hereto and the Administrative Agent are willing subject to the terms and conditions set forth herein, to amend the Credit Agreement to, among other things, (i) reduce the Total Revolving Credit Commitment from $825,000,000 to $600,000,000, (ii) permit a prepayment of the outstanding Term A Loans in the amount of $200,000,000 with the proceeds of Revolving Loans in such amount, (iii) reset the amortization schedule with respect to the remaining $125,000,000 of outstanding Term A Loans and (iv) modify the maximum permitted Leverage Ratio for each of the four fiscal quarter periods ending June 30, September 30, and December 31, 2002.

     NOW, THEREFORE, in consideration of the recitals herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Amendments. Subject to the satisfaction of each of the conditions set forth in Paragraph 2 of this Agreement, the Credit Agreement is hereby amended as follows (unless otherwise specified, section and schedule references used herein shall mean and refer to sections and schedules of the Credit Agreement):

     (a) Section 1.1 is amended by deleting in their entirety each of the definitions of "Letter of Credit Commitment Amount," "Scheduled Term A Repayments," "Term A Commitment" and "Total Revolving Commitment Amount" and to replace such definitions, respectively, with the following definitions:

          "Letter of Credit Commitment Amount" means the lesser of (a) $250,000,000 and (b) the Total Revolving Commitment Amount.

          "Scheduled Term A Repayments" mean, with respect to the principal payments on the Term A Loans for each date set forth below, the amount set forth opposite thereto, as reduced from time to time pursuant to Section 2.6:

                      Date                      Repayment
                      ----                      ---------
                      3/31/05                   $12,500,000
                      6/30/05                   $17,500,000
                      9/30/05                   $23,750,000
                      12/31/05                  $23,750,000
                      3/31/06                   $23,750,000
                      6/30/06                            $0
                      7/14/06                   $23,750,000

          "Term A Commitment" means, with respect to any Term A Lender, the principal amount set forth opposite such Lender's name on Schedule 2.2 hereto or in any Assignment and Assumption Agreement as such Lender's Term A Commitment, as such commitment may be adjusted from time to time pursuant to this Agreement, and "Term A Commitments" means such commitments collectively, which commitments equal $125,000,000 as of the date that certain Second Amendment hereto dated as of June 28, 2002 becomes effective.

          "Total Revolving Commitment Amount" means Six Hundred Million Dollars ($600,000,000), as reduced from time to time pursuant to Section 2.5.

     (b) Section 2.6 is amended to delete the last sentence thereof in its entirety and to replace such sentence with the following provision:

     Any optional prepayment of the Term A Loans shall be applied ratably among the then remaining Scheduled Term A Repayments.

     (c) Section 2.14(a) is amended to delete the amount "$60,000,000" which appears in clause (y) of such section and to replace such amount with the amount "$100,000,000."

     (d) Section 7.7(c) is deleted in its entirety.


     (e) Section 7.15(b) is amended to delete that portion of the schedule of periods and ratios pertaining to the periods from and after 6/30/02 and to replace such portion of the schedule with the following periods and ratios:

                      Period
                      ------
                  From     Through          Maximum Ratio
                  ----------------          -------------
                  6/30/02  3/30/03          4.00 to 1.00
                  3/31/03  6/29/03          3.75 to 1.00
                  6/30/03  6/29/04          3.50 to 1.00
                  6/30/04 and thereafter    3.25 to 1.00

     (f) Schedule 2.1 is hereby deleted in its entirety and replaced with the schedule attached to this Agreement as Schedule 2.1.


     2. Effectiveness of this Agreement; Conditions Precedent. The provisions of Paragraph 1 of this Agreement shall be deemed to have become effective as of the date of this Agreement, but such effectiveness shall be expressly conditioned upon:

          (a) the Administrative Agent's receipt of an originally-executed counterpart of this Agreement executed and delivered by duly authorized officers of each of the Borrowers, the Guarantors and the Required Lenders;

          (b) the Administrative Agent's receipt of payment from the Borrowers, in cash or other immediately available funds, of $200,000,000, representing the proceeds of a Revolving Loan in such amount, and the application of all of such proceeds to the remaining Scheduled Term A Repayments in the order of maturity (as in effect immediately prior to giving effect to the amendments to be effected by this Agreement); and

          (c) the Administrative Agent's receipt of a joinder to the Guaranty, substantially in the form of Exhibit A thereto, executed and delivered by each Guarantor named as a signatory hereto which was not a party to the Guaranty as of the Closing Date.

     3. Representations, Warranties and Covenants.

     (a) Each of the Borrowers and the Guarantors hereby represents and warrants that this Agreement, the Credit Agreement as amended by this Agreement, and the Guaranty joinder contemplated hereby, constitute the legal, valid and binding obligations of such Borrower or Guarantor, to the extent a party thereto, enforceable against it in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally or by equitable principles relating to enforceability.

     (b) Each of the Borrowers and Guarantors hereby represents and warrants that its execution, delivery and performance of this Agreement and the Guaranty joinder contemplated hereby, and its performance of the Credit Agreement as amended by this Agreement, to the extent a party thereto, have been duly authorized by all necessary corporate action, do not: (i) contravene the terms of any of such Borrower's or Guarantor's Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of a Lien under, any document evidencing any Contractual Obligation to which such Borrower or Guarantor is a party which conflict or breach would reasonably be likely to have a Material Adverse Effect, or any order, injunction, writ or decree of any Governmental Authority to which such Borrower or Guarantor or its property is subject, or (iii) violate any Requirement of Law.

     (c) Each of the Borrowers and the Guarantors hereby represents and warrants that (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of such Borrower or Guarantor contained in the Credit Agreement and in each other Credit Document to which it is a party (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of such Borrower's or Guarantor's execution and delivery hereof or thereof in all material respects as though made on and as of such date.

     4. Reaffirmation, Ratification and Acknowledgment; Reservation. Each Borrower and, by their execution and delivery of a counterpart to this Agreement each Guarantor, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Credit Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Credit Documents, and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent's, or any Lender's solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from such Borrower or Guarantor with respect to any subsequent modifications to the Credit Agreement or the other Credit Documents. The Credit Agreement is in all respects ratified and confirmed. Each of the Credit Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Credit Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by the Administrative Agent and the Lenders. This Agreement shall constitute a Credit Document for purposes of the Credit Agreement.

     5. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws (not conflicts of laws) of the State of New York.

     6. Administrative Agent's Expenses. The Company hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys' and paralegals' fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement.

     7. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties. A facsimile of the signature of any party on its counterpart hereto shall be effective as the signature of the party executing such counterpart for purposes of the effectiveness of this Agreement.

                                    * * * *

                                                                    Schedule 2.1



                                R.J. TOWER CORPORATION, A MICHIGAN CORPORATION



                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------


                                TOWER AUTOMOTIVE EUROPE B.V.,
                                JOINTLY REPRESENTED BY

                                Managing Director A


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------

                                AND

                                Managing Director B

                                ------------------------------------------------
                                ABN AMRO Trust Company (Nederland) B.V.
                                Signed by:/s/              and /s/
                                          ----------------     -----------------

                                Title:                   and
                                      ------------------     -------------------


                                TOWER AUTOMOTIVE FINANCE B.V.,
                                JOINTLY REPRESENTED BY

                                Managing Director A


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------

                                AND

                                Managing Director B

                                ABN AMRO Trust Company (Nederland) B.V.
                                Signed by:/s/              and /s/
                                          ----------------     -----------------

                                Title:                   and
                                      ------------------     -------------------

                                GUARANTORS:

                                ALGOODS USA, INC.
                                KALAMAZOO STAMPING AND DIE COMPANY
                                TOWER AUTOMOTIVE, INC.
                                TOWER AUTOMOTIVE BARDSTOWN, INC.
                                  (F/K/A R. J. TOWER CORPORATION, A KENTUCKY
                                  CORPORATION)
                                TOWER AUTOMOTIVE BOWLING GREEN, LLC
                                TOWER AUTOMOTIVE CHICAGO, LLC
                                TOWER AUTOMOTIVE GRANITE CITY, LLC
                                TOWER AUTOMOTIVE GRANITE CITY
                                  SERVICES, LLC
                                TOWER AUTOMOTIVE INTERNATIONAL, INC.
                                TOWER AUTOMOTIVE INTERNATIONAL
                                  FUNDING, INC.
                                TOWER AUTOMOTIVE INTERNATIONAL
                                  HOLDINGS, INC.
                                TOWER AUTOMOTIVE LANSING, LLC
                                TOWER AUTOMOTIVE MILWAUKEE, LLC
                                TOWER AUTOMOTIVE PLYMOUTH, INC.
                                TOWER AUTOMOTIVE PRODUCTS COMPANY,
                                  INC. (SUCCESSOR BY MERGER WITH R.J. TOWER
                                  CORPORATION, AN INDIANA CORPORATION, AND TOWER AUTOMOTIVE DELAWARE, INC.)
                                TOWER AUTOMOTIVE SERVICES AND
                                  TECHNOLOGY, INC.
                                TOWER AUTOMOTIVE TECHNOLOGY, INC.
                                TOWER AUTOMOTIVE TECHNOLOGY
                                  PRODUCTS, INC.  (F/K/A) ACTIVE PRODUCTS
                                  CORPORATION)
                                TOWER AUTOMOTIVE TOOL, LLC
                                  (F/K/A ACTIVE TOOL AND MANUFACTURING CO.,
                                  INC.)
                                TOWER AUTOMOTIVE TOOLING SERVICES, INC.
                                TOWER SERVICES, INC.
                                TRYLON CORPORATION

                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------

                                TOWER AUTOMOTIVE MICHIGAN LIMITED PARTNERSHIP


                                By: TOWER AUTOMOTIVE SERVICES AND
                                TECHNOLOGY, INC.,
                                    its General Partner


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------


                                BANK OF AMERICA, N.A., as Administrative Agent


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------


                                BANK OF AMERICA, N.A., individually as a Lender and as Swing Line Lender


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------


                                JPMORGAN CHASE BANK (FORMERLY, THE CHASE
                                MANHATTAN BANK), AS SYNDICATION AGENT


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                       -----------------------------------------

                                STANDARD FEDERAL BANK, N.A.


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                     -------------------------------------------


                                WACHOVIA BANK, N.A.


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                     -------------------------------------------


                                BANK ONE, MICHIGAN


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                     -------------------------------------------


                                THE BANK OF NEW YORK


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                     -------------------------------------------


                                U.S. BANK NATIONAL ASSOCIATION


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                     -------------------------------------------

                                CITICORP USA INC.


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                     -------------------------------------------


                                NATIONAL CITY BANK


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                     -------------------------------------------


                                CHEVY CHASE BANK, FSB


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                     -------------------------------------------


                                BNP PARIBAS


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                     -------------------------------------------


                                BNP PARIBAS


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                     -------------------------------------------

                                THE MITSUBISHI TRUST & BANKING CORPORATION

                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                     -------------------------------------------


                                JPMORGAN CHASE BANK (FORMERLY,
                                THE CHASE MANHATTAN BANK)


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                     -------------------------------------------


                                THE BANK OF NOVA SCOTIA


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                     -------------------------------------------


                                COMERICA BANK


                                By: /s/
                                    --------------------------------------------
                                Name:
                                      ------------------------------------------
                                Its:
                                     -------------------------------------------